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                                                                    EXHIBIT 10.2

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

          FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 27, 2000, among U.S.I. HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the various lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), CREDIT LYONNAIS CAYMAN ISLAND BRANCH, as Administrative Agent (the "Administrative Agent") and THE CHASE MANHATTAN BANK, as Syndication Agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of September 17, 1999 (as amended, modified or supplemented, to the date hereof, the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as herein provided; and

          WHEREAS, the Lenders have agreed to the amendments to the Credit Agreement as herein provided, subject to the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is hereby amended by:

          (i) deleting the word "and" at the end of clause (d) thereof;

          (ii) deleting the period at the end of clause (e) and inserting in lieu thereof a semicolon; and

          (iii) inserting the following new clauses (f), (g) and (h) immediately following clause (e):

               "(f) If the Acquisition Consideration for such acquisition is greater than $1,000,000, such acquisition shall have been approved in writing by the Required Lenders;

               (g) If, at the time of such acquisition or after giving effect to such acquisition, the sum of (x) the aggregate outstanding principal amount of Revolving Credit Loans plus (y) the Letter of Credit Outstandings shall exceed $50,000,000, such acquisition shall have been approved in writing by the Required Lenders; and

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               (h) From and after the First Amendment Effective Date, the total Acquisition Consideration for all such acquisitions shall not exceed $10,000,000,"

          2. Section 7.1 of the Credit Agreement is hereby amended by:

          (i) deleting the table appearing in subsection (a) in its entirety and inserting in lieu thereof the following new table:

Date                                 Ratio
----                                 -----
March 31, 2000                        4.85
June 30, 2000                         4.75
September 30, 2000                    4.50
December 31, 2000                     4.25
March 31, 2001                        3.50
June 30, 2001                         3.50
September 30, 2001                    3.50
December 31, 2001                     3.50
March 31, 2002 and the
last day of each fiscal
quarter thereafter                    3.25

          (ii) deleting the table appearing in subsection (b) in its entirety and inserting in lieu thereof the following new table:

Date                                 Ratio
----                                 -----
March 31, 2000                        1.65
June 30, 2000                         1.75
September 30, 2000                    2.25
December 31, 2000                     2.50
March 31,2001 and the
last day of each fiscal
quarter thereafter                    3.00

          (iii) deleting the table appearing in subsection (c) in its entirety and inserting in lieu thereof the following new table:

Date                                 Ratio
----                                 -----
March 31, 2000                      no test
June 30, 2000                       no test
September 30, 2000                  no test
December 31, 2000                     1.00
March 31, 2001                        1.25
June 30, 2001                         1.25

                                        2

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Date                                 Ratio
----                                 -----
September 30, 2001                    1.25
December 31, 2001                     1.25
March 31, 2002                        1.25
June 30, 2002                         1.25
September 30,2002                     1.25
December 31, 2002                     1.25
March 31, 2003                        1.35
June 30, 2003                         1.35
September 30, 2003                    1.35
December 31, 2003 and
the last day of each fiscal
quarter thereafter                  no test

          (iv) deleting the table appearing in subsection (d) in its entirety and inserting in lieu thereof the following new table:

Fiscal Quarter                  Amount
--------------                  ------
March 31, 2000               $190,000,000
June 30, 2000                $190,000,000
September 30, 2000           $190,000,000
December 31, 2000            $190,000,000
March 31, 2001               $215,000,000
June 30, 2001                $215,000,000
September 30, 2001           $215,000,000
December 31, 2001            $215,000,000
March 31, 2002               $225,000,000
June 30, 2002                $225,000,000
September 30, 2002           $225,000,000
December 31, 2002            $225,000,000
March 31, 2003               $250,000,000
June 30, 2003                $250,000,000
September 30, 2003           $250,000,000
December 31, 2003            $250,000,000
March 31, 2004               $250,000,000
June 30, 2004                $250,000,000
September 30, 2004           $250,000,000

          3. The Borrower hereby represents and warrants that (x) all representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date)

                                       3

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and (y) there exists no Default or Event of Default on the First Amendment
Effective Date, after giving effect to this Amendment.

          4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Credit Agreement or any other Loan Document except as expressly set forth herein.

          5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          7. This Amendment shall become effective as of the date hereof on the date (the "First Amendment Effective Date") when (i) each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office and (ii) the, fee described in the fee letter dated March 17, 2000 among the Borrower, the Administrative Agent, the Syndication Agent and Chase Securities Inc. shall have been paid to each Lender.

          8. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                                     * * *

                                       4

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          IN WITNESS WHEREOF, the parties hereto have caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                       U.S.I HOLDINGS CORPORATION


                                       By /s/ Bernard H. Mizel
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       CREDIT LYONNAIS CAYMAN ISLAND
                                         BRANCH


                                       By /s/ W. Michael George
                                         ---------------------------------------
                                         Name:  W. Michael George
                                         Title: Authorized Signatory


                                       THE CHASE MANHATTAN  BANK


                                       By /s/ Elisabeth H. Schwabe
                                         ---------------------------------------
                                         Name:  Elisabeth H. Schwabe
                                         Title: Managing Director


                                       STARBANK


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                       LASALLE NATIONAL BANK


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

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                                       PILGRIM AMERICA PRIME RATE TRUST
                                       By: Pilgrim Investments, Inc.
                                             as its investment manager


                                       By /s/ Michel Prince
                                         ---------------------------------------
                                         Name:  Michel Prince, CFA
                                         Title: Vice President

                                       PILGRIM AMERICA
                                       By: Pilgrim Investments, Inc.
                                             as its investment manager


                                       By /s/ Michel Prince
                                         ---------------------------------------
                                         Name:  Michel Prince, CFA
                                         Title: Vice President


                                       NUVEEN SENIOR INCOME FUND


                                       By
                                         ---------------------------------------
                                         Name:
                                         Title: